                                                       SUBSCRIPTION DOCUMENT C

                            AMERICAN CRYSTAL SUGAR COMPANY

                         INDICATION OF INTEREST IN PURCHASING
                              SHARES OF PREFERRED STOCK


    THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS ELIGIBLE FOR MEMBERSHIP IN AMERICAN CRYSTAL SUGAR COMPANY (THE "COMPANY"), DESIRES TO BECOME A MEMBER OF THE COMPANY THROUGH THE PURCHASE OF ONE SHARE OF THE COMMON STOCK OF THE COMPANY AT A PRICE OF $10.00 PER SHARE AND ALSO DESIRES TO SUBSCRIBE FOR THE PURCHASE OF __________ SHARES (MAXIMUM 75 SHARES) OF THE COMPANY'S PREFERRED STOCK, AT A PRICE OF $1,500.00 PER PREFERRED SHARE, WITH SUCH PURCHASES TO BE PART OF THE COMPANY'S PUBLIC OFFERING OF COMMON STOCK AND PREFERRED STOCK, ALL AS DESCRIBED IN THE PROSPECTUS AND (II) THE UNDERSIGNED UNDERSTANDS THAT SUCH SHARE OF COMMON STOCK AND THE SHARES OF PREFERRED STOCK WILL BE AVAILABLE ONLY IF THIS RESPONSE IS RANDOMLY DRAWN IN A DRAWING TO BE HELD BY THE COMPANY AND THAT, WITHIN FIFTEEN (15) DAYS OF THE DATE OF THE NOTICE INDICATING THAT THE UNDERSIGNED IS ENTITLED TO PURCHASE THE SHARES, THE UNDERSIGNED MUST PAY THE PURCHASE PRICE OF SUCH SHARE OF COMMON STOCK AND THE SHARES OF PREFERRED STOCK.

INSTRUCTIONS: IF THE PROSPECTIVE MEMBERS ARE TO BE CO-OWNERS OR JOINT OWNERS, EACH SHOULD SIGN. IF THE PROSPECTIVE MEMBER IS A CORPORATION, AN OFFICER SHOULD SIGN AND GIVE HIS TITLE. IF THE PROSPECTIVE MEMBER IS A PARTNERSHIP, A PARTNER SHOULD SIGN AND GIVE HIS TITLE.

PROSPECTIVE
MEMBER NAME:
            -------------------------
ADDRESS:
         ----------------------------           ---------------------------------------------
                                                (SIGNATURE) (TITLE)
- -------------------------------------

- -------------------------------------

TELEPHONE:
           --------------------------           --------------------------------------------
                                                (SIGNATURE) (TITLE)


                                                DATED:                                , 1996
                                                       -------------------------------

THIS INDICATION OF INTEREST MUST BE ACCOMPANIED BY SUBSCRIPTION DOCUMENT D AND MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN DECEMBER 20, 1996 AT 5:00 P.M. PAYMENT FOR THE SHARES LISTED ABOVE IS NOT REQUIRED AT THIS TIME.